UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-09261

                                   Foxby Corp.

               (Exact name of registrant as specified in charter)

                      11 Hanover Square, New York, NY 10005
         --------------------------------------------------------------
               (Address of principal executive offices) (Zipcode)

                          Thomas B. Winmill, President
                                11 Hanover Square
                               New York, NY 10005
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-212-344-6310


Date of fiscal year end:  12/31

Date of reporting period:  1/1/06 - 06/30/06


Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders
FOXBY
CORP.
--------------------------------------------------------------------------------

SEMI-ANNUAL REPORT
June 30, 2006

                                                American Stock
                                                Exchange Symbol:
                                                FXX

www.foxbycorp.com

                            INVESTMENTS BY INDUSTRY*

                              [CHART APPEARS HERE]

Title Insurance                                                         8.42%
Copper Exploration and Project Development                              7.38%
State Commercial Banks                                                  6.04%
Warrants (Miscellaneous)                                                5.89%
Malt Beverages                                                          5.29%
Gold Exploration and Project Development                                5.12%
In Vitro and In Vivo Diagnostic Substances                              4.73%
Petroleum Refining                                                      4.47%
Insurance Agents, Brokers and Services                                  4.43%
Silver Exploration and Project Development                              4.40%
Patent Owners and Lessors                                               4.24%
Retail - Drug Stores and Proprietary Stores                             3.91%
Industrial & Commercial Fans & Blowers & Air Purifying Equipment        3.59%
Cable and Other Pay Television Services                                 3.56%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics            3.50%
Wholesale - Medical, Dental & Hospital Equipment & Supplies             3.00%
Nickel Exploration and Project Development                              2.91%
Radio, & TV Broadcasting, and Communications Equipment                  2.68%
Semiconductors and Related Devices                                      2.68%
Wholesale - Farm Product Raw Materials                                  2.41%
Surety Insurance                                                        2.39%
Gold Mining                                                             2.37%
Water Supply                                                            2.10%
Food and Kindred Products                                               2.02%
Cement, Hydraulic                                                       1.71%
Natural Gas Distribution                                                1.03%
                                                                      ------
                                                                      100.27%


                               PORTFOLIO ANALYSIS*

                      U.S. Equities                  56.63%

                      Foreign Equities               37.60%

                      Money Market Instruments        6.04%
                                                    ------
                                                    100.27%

* Investments by industry and portfolio analysis use approximate percentages of total net assets, and may not add up to 100% due to leverage or other assets, rounding, and other factors.

FOXBY                                                       American Stock
CORP.                                                       Exchange Symbol: FXX
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.foxbycorp.com

                                                                   July 18, 2006

Fellow Shareholders:

     We are pleased to submit this 2006 Semi-Annual Report for Foxby Corp., and to welcome our new shareholders who find the Fund's flexible total return investment approach attractive. As a non-diversified, closed-end fund seeking total return, the Fund uses a flexible strategy in the selection of securities, and is not limited by the issuer's location, size, or market capitalization. The Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short, employing futures and options, derivatives, and borrowing money for investment pur-poses, an approach known as "leveraging," and may invest defensively in high grade money market instruments.

     At June 30, 2006, the Fund's top ten holdings comprised approximately 44% of net assets. As a percent of net assets, investments in U.S. equities accounted for about 57% and foreign equities about 38%, with the balance invested in high grade money market instruments. The Fund's exposure to equities, however, was hedged to some extent by a short position in S&P 500 futures covering about 4.58% of net assets. As the Fund pursues its total return objective through this flexible approach, these holdings and allocations are subject to substantial change at any time, such as an increased short position in S&P 500 futures as of this writing. By way of comparison, the Fund employed leverage of about 2% and 14% at December 31, 2005 and December 31, 2004, respectively.

                                  Market Report

     Under the new leadership of Federal Reserve Chairman Bernanke, the Federal Open Market Committee (FOMC) increased the Federal funds target rate by a quarter of one percent at each of its four meetings since the beginning of 2006, when it stood at 4.25%, so that on June 30th it had climbed to 5.25%. When the FOMC raised interest rates for the 17th straight time in June 2006, it signaled that future increases would depend on current data regarding inflation and economic growth. The FOMC, in its comments, has moved from a somewhat obscure "balanced" approach to a "statistic" sensitive approach.

     If the FOMC does in fact rely on statistical data, it may be that the FOMC is close to ending the target rate increases of the last two years. The economy is showing signs of having slowed down in the second quarter, and consumers appear to be struggling under current economic conditions. Rising interest rates and persistently high gasoline prices may even further pinch consumer spending and weaken the U.S. economy for the rest of the year. Other indicators point towards a decline of consumer confidence and to a slowdown in the housing markets. Yet, unemployment is only 4.6% and the U.S. economy is growing in terms of U.S. industrial production. In fact, the Federal Reserve recently reported that industrial capacity utilization reached its highest level since June 2000.

     The wild card in the markets, however, which may be difficult for the FOMC to reduce to statistical trend analysis, is the heightened geopolitical tension in the world today - from the Middle East to North Korea, Russia to South America. Further, other important players are seeking a role on the global financial stage: the Bank of Japan, China's central bank, Russia's Industry and Energy Ministry, and OPEC. Their influence on global economics is becoming increasingly significant and may be ignored only at an investor's own risk.

                                Global Allocation

     In view of the cross-currents in global markets, the Fund's strategy in the first six months of 2006 was to enlarge its holdings of foreign stocks, increase the portfolio's focus on commodity based businesses, and reduce the Fund's overall exposure to U.S. markets, particularly financial companies. Higher U.S. interest rates and a slowing economy may put pressure on the U.S. dollar and reduce growth rates of overall corporate profitability.

     For the first six months of 2006, the Fund had a market total return on the American Stock Exchange of 3.90% on a net asset value total return of 7.60%, superior to that of the Standard & Poor's 500 of 2.71%, according to Morningstar. These are gratifying results for our total return investment process, which we believe provides a sound investing strategy for the Fund over the long term. Our current view of financial conditions suggests that the Fund will benefit during the remainder of 2006 from our flexible portfolio approach, investing opportunistically in a variety of markets and employing aggressive and speculative investment techniques as deemed appropriate.

     We thank you for investing with Foxby and share your enthusiasm for the
Fund: affiliates of the Investment Manager own approximately 24.4% of the Fund's shares. We believe that shares of the Fund are attractive, and look forward to serving your investment needs over the years ahead.

                                        Sincerely,


                                        /s/ Thomas B. Winmill
                                        ---------------------
                                        Thomas B. Winmill
                                        President
                                        Portfolio Manager

                                TOP TEN HOLDINGS
                               (at June 30, 2006)

1.  State Street Bank & Trust Repurchase Agreement

2.  IDEXX Laboratories, Inc.

3.  Valero Energy Corp.

4.  Brown & Brown, Inc.

5.  Bear Creek Mining Co.

6.  Etruscan Resources, Inc.

7.  SurModics, Inc.

8.  Peru Copper, Inc.

9.  Walgreen Co.

10. Golden Star Resources Inc.
    Warrants 2/14/07

Top ten holdings comprise approximately 44% of total net assets. This portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

FOXBY CORP.                             2

        Schedule of Portfolio Investments - June 30, 2006 (Unaudited)

Shares                                                              Market Value
-------                                                             ------------
          COMMON STOCKS (88.34%)
          Cable and Other Pay Television Services (3.56%)
  7,600   Comcast Corp. Class A/(1)/ .............................. $    248,824
                                                                    ------------

          Cement, Hydraulic (1.71%)
  2,100   Cemex SA DE CV ADR/(1)/ .................................      119,637
                                                                    ------------

          Copper Exploration and Project Development (7.38%)
 51,500   Corriente Resources, Inc./(1)/ ..........................      231,750
 55,000   Peru Copper, Inc. /(1)/ .................................      283,800
                                                                    ------------
                                                                         515,550
                                                                    ------------

          Food and Kindred Products (2.02%)
  1,800   Nestle SA ADR ...........................................      141,061
                                                                    ------------

          Gold Exploration and Project Development (5.12%)
 99,000   Etruscan Resources Inc. /(1)/ ...........................      298,220
110,000   Reunion Gold Corp. /(1)/ ................................       59,347
                                                                    ------------
                                                                         357,567
                                                                    ------------

          Gold Mining (2.37%)
 40,000   Jaguar Mining, Inc. /(1)/ ...............................      165,453
                                                                    ------------

          Industrial and Commercial Fans and Blowers and
          Air Purifing Equipment (3.59%)
  7,400   Donaldson Company, Inc. .................................      250,638
                                                                    ------------

          Insurance Agents, Brokers and Services (4.43%)
 10,600   Brown & Brown, Inc. .....................................      309,732
                                                                    ------------

          In Vitro and In Vivo Diagnostic Substances (4.73%)
  4,400   IDEXX Laboratories, Inc./(1)/ ...........................      330,572
                                                                    ------------

          Malt Beverages (5.29%)
  3,200   Anheuser-Busch Companies, Inc ...........................      145,888
  3,300   Molson Coors Company Class B ............................      224,004
                                                                    ------------
                                                                         369,892
                                                                    ------------

          Natural Gas Distribution (1.03%)
 21,600   MetroGAS S.A. ADR/(1)/ ..................................       71,928
                                                                    ------------

          Nickel Exploration and Project Development (2.91%)
 25,000   Skye Resources Inc./(1)/ ................................      203,444
                                                                    ------------

          Patent Owners and Lessors (4.24%)
  8,200   SurModics, Inc./(1)/ ....................................      296,102
                                                                    ------------

          Petroleum Refining (4.47%)
  4,700   Valero Energy Corp. .....................................      312,644
                                                                    ------------


See notes to financial statements.               3                   FOXBY CORP.

          Schedule of Portfolio Investments - June 30, 2006 (Unaudited)

Shares                                                              Market Value
-------                                                             ------------
         COMMON STOCKS - continued
         Radio and TV Broadcasting and Communications
          Equipment (2.68%)
 12,800  NTT DoCoMo, Inc. ADR ..................................... $    187,648
                                                                    ------------

         Retail - Drug Stores and Proprietary Stores (3.91%)
  6,100  Walgreen Co. .............................................      273,524
                                                                    ------------

         Semiconductors and Related Devices (2.68%)
  9,900  Intel Corporation ........................................      187,605
                                                                    ------------

         Silver Exploration and Project Development (4.40%)
56,000   Bear Creek Mining Co. /(1)/ ..............................      307,440
                                                                    ------------

         Soap, Detergents, Cleaning Preparations, Perfumes,
          Cosmetics (3.50%)
  4,400  The Procter & Gamble Company .............................      244,640
                                                                    ------------

         Surety Insurance (2.39%)
  7,800  Old Republic International Corp ..........................      166,686
                                                                    ------------

         Title Insurance (8.42%)
31,000   Capital Title Group, Inc. ................................      228,470
  4,600  Fidelity National Financial, Inc. ........................      179,170
  2,800  LandAmerica Financial Group, Inc. ........................      180,880
                                                                    ------------
                                                                         588,520
                                                                    ------------

         Water Supply (2.10%)
  4,200  Vivendi SA ADR ...........................................      146,622
                                                                    ------------

         Wholesale - Farm Product Raw Materials (2.41%)
 38,000  Alliance One International, Inc./(1)/ ....................      168,720
                                                                    ------------

         Wholesale - Medical, Dental & Hospital Equipment and
          Supplies (3.00%)
  6,000  Patterson Companies Inc./(1)/ ............................      209,580
                                                                    ------------

         Total Common Stocks (cost: $5,785,511) ...................    6,174,029
                                                                    ------------

         WARRANTS (5.89%)
100,000  Cambior Inc.,  Warrants expiring 8/12/08/(1)/ ............       78,230
450,000  Golden Star Resources Inc., Warrants expiring 2/14/07/(1)/      263,016
 25,000  Jaguar Mining Inc., Warrants expiring 12/31/07/(1)/ ......       28,100
  9,375  Yamana Gold Inc., Warrants expiring 11/20/08/(1)/ ........       42,150
                                                                    ------------

         Total Warrants (cost: $430,413) ..........................      411,496
                                                                    ------------

FOXBY CORP.                    4              See notes to financial statements.

         Schedule of Portfolio Investments - June 30, 2006 (Unaudited)

Par Value                                                          Market Value
---------                                                          ------------
           SHORT TERM INVESTMENTS (6.04%)

$ 422,461  Repurchase Agreement with State Street Bank & Trust, due 7/3/06 (collateralized by $425,000 U.S. Treasury
            Note, 6.50%, due 10/15/06, value $432,437) ...........      422,461
                                                                   ------------

             Total Short Term Investments (cost: $422,461) (6.04%)      422,461
                                                                   ------------

               Total Investments (cost: $6,638,385) (100.27%) ...  $  7,007,986
                                                                   ------------

               Liabilities in Excess of Receivables and
                Other Assets (-0.27%) ............................      (18,993)
                                                                   ------------

                 Total Net Assets (100.00%) ...................... $  6,988,993
                                                                   ============

                       Schedule of Short Futures Contract
                                  June 30, 2006
                                   (Unaudited)

                                                                    Unrealized
Contract                                                           Depreciation
--------                                                           ------------
           SHORT FUTURES CONTRACT/(1)/
    1      S&P Index Futures Contract, expiring September 2006
           (Underlying Face Amount at Market Value $319,850) ..... $      1,050
                                                                   ============

/(1)/ Non-income producing security.
      ADR means "American Depositary Receipt."

See notes to financial statements.              5                    FOXBY CORP.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)

ASSETS:
   Investments at market value
     (cost: $6,638, 385) ......................................   $   7,007,986
     Dividend receivable ......................................           2,029
     Receivable for securities sold ...........................           1,790
     Variation margin receivable ..............................             800
     Other assets .............................................             868
                                                                  -------------
        Total assets ..........................................       7,013,473
                                                                  -------------

LIABILITIES:
   Accrued expenses ...........................................          19,763
   Investment management ......................................           2,746
   Administrative services ....................................           1,971
                                                                  -------------
        Total liabilities .....................................          24,480
                                                                  -------------

NET ASSETS: (applicable to 2,602,847 shares outstanding:
 500,000,000 shares of $.01par value authorized)                  $   6,988,993
                                                                  =============

NET ASSET VALUE PER SHARE
   ($6,988,993 / 2,602,847
   shares outstanding) ........................................   $        2.69
                                                                  =============

At June 30, 2006, net assets consisted of:
   Paid-in capital ............................................   $ 22,830, 309
   Net unrealized appreciation on investments .................         368,552
   Accumulated undistributed net investment loss ..............         (23,798)
   Accumulated net realized loss on investments and futures ...     (16,186,070)
                                                                  -------------
                                                                  $   6,988,993
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
   Dividends ..................................................   $      42,966
   Interest ...................................................             319
                                                                  -------------
     Total investment income ..................................          43,285
                                                                  -------------

EXPENSES:
   Loan interest and fees .....................................          20,299
   Investment management ......................................          17,436
   Bookkeeping and pricing ....................................          12,670
   Administrative services ....................................           8,697
   Audit ......................................................           7,240
   Printing and postage .......................................           4,112
   Exchange listing ...........................................           2,945
   Directors ..................................................           1,810
   Transfer agent .............................................           1,209
   Other ......................................................          (9,210)
                                                                  -------------
     Total expenses ...........................................          67,208
     Expense reductions .......................................            (125)
                                                                  -------------
     Total net expenses .......................................          67,083
                                                                  -------------
        Net investment loss ...................................         (23,798)
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain:
     Sale of investments ......................................         822,849
     Foreign currencies .......................................          64,591
   Net unrealized depreciation on:
     Investments ..............................................        (386,402)
     Futures ..................................................          (1,050)
                                                                  -------------
   Net realized and unrealized gain on investments ............         499,988
                                                                  -------------
   Net increase in net assets resulting from operations .......   $     476,190
                                                                  =============

FOXBY CORP.                    6              See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 2006 (Unaudited) and Year Ended December 31, 2005


                                                                      Six Months
                                                                        Ended             Year
                                                                       6/30/06           Ended
                                                                      Unaudited)        12/31/05
                                                                     ------------    ------------
OPERATIONS:
  Net investment loss ............................................   $    (23,798)   $   (438,412)
   Net realized gain (loss) on investment transactions ...........        887,440         (65,021)
   Change in unrealized appreciation (depreciation) on investments
    and futures ..................................................       (387,452)        317,063
                                                                     ------------    ------------
        Net increase (decrease) in net assets resulting from
         operations ..............................................        476,190      (186, 370)
                                                                     ------------    ------------

        Total change in net assets ...............................        476,190      (186, 370)

NET ASSETS:
  Beginning of period ............................................      6,512,803       6,699,173
                                                                     ------------    ------------
   End of period (including accumulated undistributed net
    investment loss of $23,798 and $0, respectively) .............   $  6,988,993    $  6,512,803
                                                                     ============    ============


STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2006 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations ........   $    476,190
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
     Net change in unrealized appreciation of investments ......        387,452
     Net realized gain on investments ..........................       (887,440)
   Proceeds from sales and long term securities ................      5,529,229
   Purchase of long term securities ............................     (4,540,728)
   Net purchases of short term securities ......................       (842,054)
   Decrease in accrued fees and expenses .......................        (45,093)
   Decrease in receivables and other assets ....................            474
                                                                   ------------

        Net cash provided by operating activities ..............         78,030
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of bank line of credit ............................        (84,776)
                                                                   ------------

        Net cash used in financing activities ..................        (84,776)
                                                                   ------------

        Net decrease in cash ...................................         (6,746)

CASH:
  Beginning of period ..........................................          6,746
                                                                   ------------
  End of period ................................................   $          -
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Cash paid for interest ......................................   $     18,108
                                                                   ============

See notes to financial statements.           7                       FOXBY CORP.

                          Notes to Financial Statements
                            June 30, 2006 (Unaudited)

(1) Foxby Corp., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "Act"), is a non-diversified, closed-end management investment company whose shares are listed on the American Stock Exchange.

(2) The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange are valued at the last reported sales price on the day the valuations are made. Securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NASDAQ are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith under the direction of and pursuant to procedures established by the Fund's Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sale of investments denominated in foreign currencies is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments. The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other part to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial reporting purposes, investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which the Investment Manager and its affiliates serve as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex can otherwise be made fairly.

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3) No provision has been made for U.S. income taxes because the Fund's current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may

FOXBY CORP.                             8

                          Notes to Financial Statements
                      June 30, 2006 (Unaudited) (continued)

be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. At December 31, 2005, the Fund had net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes of $16,793,145, of which $8,986,140, $6,343,522, $414,304, $837,334, and
$211,845 expires in 2008, 2009, 2010, 2011, and 2013, respectively.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

               Capital loss carryover              $ (16,793,145)
               "Post-October" net capital losses       (280, 364)
               Unrealized appreciation                   756,003
                                                   -------------
                                                   $ (16,317,506)
                                                   =============

Federal income tax regulations permit "post-October" net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year.

Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, the Fund reclassified $438,412 from accumulated investment loss to paid-in capital.

(4) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1/2 of 1% per annum. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2006, the Fund incurred total administrative cost of $8,697 comprised of $4,841 and $3,856 for compliance and accounting services, respectively. Through arrangements with the Fund's custodian and cash management banks, credits realized as a result of uninvested cash balances were used to reduce custody and transfer agency expenses, respectively. For financial reporting purposes, the Fund includes these credits as an expense offset in the Statement of Operations. Of the 2,602,847 shares of common stock outstanding at June 30, 2006, Investor Service Center, Inc., an affiliate of the Investment Manager, owned 24.4% of the total shares outstanding of the Fund.

(5) Purchases and sales of investment securities (excluding short term investments) aggregated $4,540,728 and $5,529,229, respectively, for the six months ended June 30, 2006.

At June 30, 2006, for federal income tax purposes the aggregate cost of securities was $6,638,385 and net unrealized appreciation was $369,601 comprised of gross unrealized appreciation of $980,117 and gross unrealized depreciation of $610,516.

(6) The Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund realizes a gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance.

                                        9                           FOXBY CORP.

                          Notes to Financial Statements
                      June 30, 2006 (Unaudited) (concluded)

Transactions in short futures contracts for the period ended June 30, 2006 were as follows:

                                           Number of     Aggregate Face
                                           contracts   Value of Contracts
                                           ---------   ------------------
     Outstanding at beginning of period            -     $              -
     Contracts opened                              1              319,850
     Contracts closed                              -                    -
                                           ---------   ------------------
     Outstanding at end of period                  1     $        319,850
                                           =========   ==================

     At June 30, 2006, the Fund had $1,226,472 of investments pledged as collateral for the variation margin account.

(7) The Fund, Global Income Fund, Inc., Midas Fund, Inc., and Midas Special Fund, Inc. (the "Borrowers") have entered into a committed secured line of credit facility with the Fund's custodian State Street Bank & Trust Company ("Bank"). Global Income Fund, Inc. is a closed-end investment company advised by the Investment Manager and Midas Fund, Inc. and Midas Special Fund, Inc. are open-end investment companies advised by an affiliate of the Investment Manager. The aggregate amount of the line of credit is $25,000,000 which was renewed from $9,000,000 effective June 15, 2006. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $25,000,000 or the maximum amount permitted pursuant to each Borrower's investment policies or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360-day year. All loans under this facility will be available at the Borrower's option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the six months ended June 30, 2006, the weighted average interest rate was 5.41% based on the balances outstanding during the period and the weighted average amount outstanding was $738,166. There was no loan outstanding at June 30, 2006.

(8) The Fund indemnifies its officers and directors for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not occurred.

(9) In the Circuit Court for Baltimore City, Maryland, Civil Action No. 24-C-04-007613 filed on October 4, 2004, a group comprised of Richard J. Shaker, Phillip Goldstein, Rajeev Das, and Andrew Dakos sued the Fund and its directors, alleging various breaches by the directors of fiduciary duty under Maryland law and seeking declaratory and injunctive relief. The lawsuit generally arose out of the Fund's 2004 annual meeting of stockholders and the Fund's Bylaws. On December 20, 2005 the parties entered into a settlement of the lawsuit. Under the terms of the settlement, the management fee paid to the Investment Manager was reduced to an annual rate of 0.50% of Foxby's average daily net assets. The plaintiffs agreed to refrain from engaging in future efforts to seek control of Foxby. The settlement was approved by the Board of Directors of the Fund.

The parties filed a Stipulation of Dismissal with the Court. Shaker and his clients sold their stake in Foxby, 397,300 shares, to Investor Service Center, Inc., an affiliate of the Investment Manager for a total of $893,925. In connection with these and other legal matters, total legal expenses incurred by the Fund were $316,704 and $83,200 for the years ended December 31, 2005 and 2004, respectively. Total litigation expenses incurred by the Fund on its own behalf and as advances of legal and other expenses to the Fund's directors before insurance recoveries reimbursed to the Fund pursuant to its director's and officer's liability insurance policy were $881,450 and $36,512 for the years ended December 31, 2005 and 2004, respectively. The Fund was reimbursed $607,700 in cash pursuant to its director's and officer's liability insurance policy for the year ended December 31, 2005.

FOXBY CORP.                            10

                                                      FINANCIAL HIGHLIGHTS

                                          Six Months                                           Nine
                                             Ended           Year       Year        Year      Months          Year       Year
                                            6/30/06         Ended      Ended       Ended       Ended         Ended      Ended
                                          (Unaudited)     12/31/05    12/31/04    12/31/03    12/31/02      3/31/02    3/31/01
                                          ----------      ----------  ---------   ---------   --------      -------   --------
PER SHARE DATA
Net asset value at beginning of period .. $     2.50      $    2.57   $    2.75   $    2.59   $   3.27      $  3.77   $  14.81
                                          ----------      ---------   ---------   ---------   --------      -------   --------
Income from investment operations:
   Net investment loss ..................       (.01)          (.17)       (.11)       (.10)      (.04)        (.08)      (.09)
   Net realized and unrealized gain
    (loss) on investments ...............        .20            .10        (.07)        .26       (.64)        (.16)    (10.45)/(a)/
                                          ----------      ---------   ---------   ---------   --------      -------   --------
   Total from investment operations .....        .19           (.07)       (.18)        .16       (.68)        (.24)    (10.54)
                                          ----------      ---------   ---------   ---------   --------      -------   --------
Less distributions:
   Distributions to shareholders ........          -              -           -          -           -         (.26)      (.50)
                                          ----------      ---------   ---------   ---------   --------      -------   --------
Net asset value at end of period ........ $     2.69      $    2.50   $    2.57   $    2.75   $   2.59      $  3.27   $   3.77
                                          ==========      =========   =========   =========   ========      =======   ========
Market value at end of period ........... $     2.13      $    2.05   $    2.22   $    2.40   $   2.07      $  3.00   $   3.33
                                          ==========      =========   =========   =========   ========      =======   ========
TOTAL RETURN ON NET ASSET
 VALUE BASIS /(b)/.......................       7.60%         (2.72)%     (6.55)%      6.18%    (20.80)%      (6.65)%   (73.46)%
                                          ==========      =========   =========   =========   ========      =======   ========
TOTAL RETURN ON MARKET
 VALUE BASIS /(b)/.......................       3.90%         (7.66)%     (7.50)%     15.94%    (31.00)%      (2.06)%   (71.89)%
                                          ==========      =========   =========   =========   ========      =======   ========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
 (000' s omitted) ....................... $    6,989      $   6,513   $   6,699   $   7,151   $  6,731      $ 8,503   $  9,735
                                          ==========      =========   =========   =========   ========      =======   ========
Ratio of total expenses to average
 net assets .............................       1.91%/(c)/     7.76%       5.27%       4.39%      4.70%/(c)/   3.17%      2.19%
                                          ==========      =========   =========   =========   ========      =======   ========
Ratio of net expenses to average
 net assets .............................       1.91%/(c)/     7.76%       5.27%       4.39%      4.70%/(c)/   3.17%      2.19%
                                          ==========      =========   =========   =========   ========      =======   ========
Ratio of net expenses excluding loan
 interest and fees to average
 net assets .............................       1.33%/(c)/     7.54%       5.19%       4.39%      4.70%/(c)/   3.17%      2.19%
                                          ==========      =========   =========   =========   ========      =======   ========
Ratio of net investment loss to average
 net assets .............................       (.68)%/(c)/   (6.78)%     (4.31)%     (3.91)%    (3.30)%/(c)/ (2.41)%     (.93)%
                                          ==========      =========   =========   =========   ========      =======   ========
Portfolio turnover rate .................      59.34%         26.92%     164.08%      75.39%    267.87%       89.31%    550.56%
                                           ==========      =========   =========   =========   ========      =======   ========

(a) Includes $0.06 of gains resulting from the buy back of treasury shares at a discount to net asset value.

(b) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(c)  Annualized.

                                       11                            FOXBY CORP.

     The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.


   BOARD OF DIRECTORS' ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement (the "Agreement") between Foxby Corp. and the investment manager, CEF Advisers, Inc., generally provides that the Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually
(i) by a vote of a majority of the Directors of the Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the Agreement, the Board of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Board for the meeting held in March 2006 to specifically consider the renewal of the Agreement. Such information included, among other things, the following: information comparing the management fee of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the investment manager's results and financial condition and the overall organization of the investment manager; the allocation of brokerage and the benefits received by the investment manager as a result of brokerage allocation; the investment manager's management of relationships with the custodian, transfer agents, and fund accountants; the resources devoted to the investment manager's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the investment manager and its affiliates; and the terms of the Agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Board of Directors also considered the nature, extent, and quality of the management services provided by the investment manager. In so doing, the Board considered the investment manager's management capa-bilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention to be devoted by management to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of the Fund. The Directors also noted that the investment manager has managed the Fund since 2002 and the Directors believe that a long-term relationship with a capable, conscientious investment manager is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the investment manager in managing the Fund. In this regard, the Board considered the investment manager's in-house research capabilities as well as other resources available to the investment manager personnel, including research services that may be available to the investment manager as a result of securities transactions effected for the Fund. The Board concluded that the investment manager's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund's performance to that of similar peer groups. After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to its review of the investment management fee, the Board considered information comparing the Fund's management fee and expense ratio to those of comparable funds with similar management fee characteristics. The Board noted that economies of scale may develop for the Fund as its assets increase and fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in investment manager-level economies of scale. This information assisted the Board in con-

FOXBY CORP.                            12
cluding that the fee paid by the Fund is within the range of those paid by comparable funds within the closed-end fund industry.

In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund's expense ratio is within a higher range, excluding extraordinary expenses, it is competitive with comparable funds in light of the quality of services received and assets managed.

In addition to the factors mentioned above, the Board reviewed the level of the investment manager's profits in providing investment management and related services for the Fund. The Board considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Fund and the business reputation of the investment manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the investment manager and its affiliates from their association with the Fund. The Board concluded that potential "fall-out" benefits that the investment manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Fund. The Board concluded that in light of the services rendered, the profits realized by the investment manager are not unreasonable.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. Nor are the items described herein all the matters considered by the Board. In assessing the information provided by the investment manager and its affiliates, the Board also took into consideration the benefits to shareholders of investing in a fund that is part of an investment company complex.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Board concluded that the approval of the Agreement, including the fee structure, is in the interests of shareholders.

                                       13                            FOXBY CORP.

                                 PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the greater of that net asset value per share or 95% of that Market Price per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

                                  PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines") as well as its voting record for the 12 months ended June 30, are available without charge, by calling the Fund collect at 1-212-344-6310 and on the SEC's website at www.sec.gov. The Guidelines are also posted on the Fund's website at www.foxbycorp.com.

                               QUARTERLY HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on its website at www.foxby-corp.com.

FOXBY CORP.                            14                 Additional Information

                                WWW.FOXBYCORP.COM

Visit us on the Internet at www.foxbycorp. The site provides information about the Fund including market performance, net asset value (NAV), dividends, press releases, and shareholder reports. For further information, you can email us at info@foxbycorp.com. The Fund is a member of the Closed-End Fund Association
(CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

                                FUND INFORMATION

Investment Manager                           Stock Transfer Agent and Registrar
CEF Advisers, Inc.                           American Stock Transfer & Trust Co.
11 Hanover Square                            59 Maiden Lane
New York, NY 10005                           New York, NY 10038
www.closedendfunds.net                       1-800-278-4353
1-212-344-6310                               www.amstock.com

Internet                                     Custodian
www.foxbycorp.com                            State Street Bank & Trust Co.
email: info@foxbycorp.com                    801 Pennsylvania Avenue
                                             Kansas City, MO 64105

Additional Information                 15                            FOXBY CORP.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future, purchase shares of its common stock in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

FOXBY CORP.                            16                 Additional Information


FOXBY CORP.
11 Hanover Square
New York, NY 10005


Printed on recycled paper [GRAPHIC]

FXX-SAR 6/06

Item 2. Code of Ethics.

        Not applicable.

Item 3. Audit Committee Financial Expert.

        Not applicable.

Item 4. Principal Accountant Fees and Services.

        Not applicable.

Item 5. Audit Committee of Listed Registrants.

        Not applicable.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Foxby Corp.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 6, 2006

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 6, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 6, 2006

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 6, 2006